UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      July 30, 2003
                                                  ----------------------------

                                OBAN MINING, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


          Nevada                    000-32089                  88-0474903
----------------------------     ----------------         --------------------
(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)                Number)              Identification No.)


          155-11960 Hammersmith Way, Richmond, British Columbia  V7A 5C9
          --------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                  604-275-8994
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
               --------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS

GENERAL

Oban Mining, Inc. has executed a letter of intent to enter into a Definitive Voluntary Share Exchange Agreement to effect a business combination with Ikona Gear International, Inc. ("Ikona"). Consummation of the transaction is subject to necessary corporate approvals, satisfactory completion of due diligence and other conditions customary in transactions of this nature.

If the proposed business combination is completed, Ikona shareholders will acquire a controlling interest in Oban and the Oban board of directors will be reconstituted. The parties hope to complete the transaction by September 30, 2003.


ITEM  9.  REGULATION  FD  DISCLOSURE

New Release attached as Exhibit 99.1


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Oban  Mining  Inc.
                                          --------------------------------------
                                                       (Registrant)


Dated:  August 11, 2003                   /s/  Richard  Achron
                                          --------------------------------------
                                          Richard Achron, President and Director


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